SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) April 15, 2003
                                                         ---------------


                       CHINA WIRELESS COMMUNICATIONS, INC.
            --------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Nevada                   333-49388                91-1966948
     ----------------            ------------           -------------------
     (State or other              (Commission             (IRS Employer
     jurisdiction of              File Number)          Identification No.)
      incorporation)


          7365 Village Square Drive #1611, Castle Rock, Colorado 80108
       ------------------------------------------------------------------
       (Address of principal executive offices)                (Zip Code)

      Registrant's telephone number, including area code: (720) 733-6214
                                                          --------------


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 1.      Changes in Control of Registrant

      Not applicable.

Item 2.      Acquisition or Disposition of Assets

      Not applicable.

Item 3.      Bankruptcy or Receivership

      Not applicable.

Item 4.      Changes in Registrant's Certifying Accountant


      On April 15, 2003, the Registrant dismissed Rehmann Robson ("Rehmann") as its independent accountants. The Registrant's management recommended the change in independent accountants, and the Registrant's Board of Directors approved the change.

      Rehmann's reports on the financial statements for the most recent fiscal year ended December 31, 2002 did not contain an adverse opinion, or a disclaimer of opinion, or was qualified as to audit scope or accounting principles. However, the unqualified opinion included an explanatory paragraph regarding the Registrant's ability to continue as a going concern. Furthermore, during the most recent fiscal year and through April 15, 2003, there have been no disagreements with Rehmann on any matter of accounting principles or practices, financial statement disclosure or auditing scope and procedures, which disagreements, if not resolved to the satisfaction of Rehmann, would have caused that firm to make reference to the subject matter of such disagreements in connection with its reports.

      The Registrant has requested Rehmann Robson to furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of such letter, dated April 22, 2003, is filed as Exhibit 16.1 to this Form 8-K.

Item 5.      Other Events and Regulation FD Disclosure

      Not applicable.

Item 6.      Resignations of Registrant's Directors

      Not applicable.

Item 7.      Financial Statements and Exhibits

      Exhibit 16.1  Letter from Rehmann Robson


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


Item 8.      Change in Fiscal Year

      Not applicable.

Item 9.      Regulation FD Disclosure

      Not applicable.

Item 10. Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics

      Not applicable.

Item 11.     Temporary Suspension of Trading Under Registrant's Employee Benefit
             Plans

      Not applicable.


                                             SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CHINA WIRELESS COMMUNICATIONS, INC.

Date: April 22, 2003                        By: /s/ PHILLIP ALLEN
                                               ---------------------------------
                                               Phillip Allen, President and CEO


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